SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

                              WHISTLER INVESTMENTS, INC.
      ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      Nevada                       000-33391              98-0339467
--------------------- ----------------------- -------------------------
(State or Other Jurisdiction      (Commission       ( I.R.S. Employer
     of Incorporation)            File Number)      Identification No.)


5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada      89110
----------------------------------------------------------------------
      (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (818) 780-2403
                                                    -------------------

-----------------------------------------------------------------------
        Former name or former address, if changed since last report


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Check th e appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ } Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

{ } Pre-commencement   communications   pursuant   to  Rule 13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------

Item 2.01.  Completion of Acquisition or Disposition of Assets.


On December 3, 2004, Whistler Investments, Inc. ("we" or the "Company"), through our wholly-owned subsidiary Whistlertel, Inc., completed the acquisition of the assets of Trade Winds Telecom LLC, Fort Lauderdale, Florida ("Trade Winds"), for a purchase price of $100,000. $20,000 of the purchase price was paid at closing on December 3, 2004, and the balance of the purchase price is represented by a one-year note in the principal amount of $80,000, bearing interest at the rate of 10% per annum. The assets purchased consisted of IP (internet protocol) Positioning and CPE (customer premise equipment) Monitoring software, ordering and administration software, the Trade Winds' website, equipment, current subscribers and demo units in the field. Trade Winds is a voice-over internet service provider headquartered in Fort Lauderdale, Florida.




Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

      10.15 Purchase and Sale  Agreement,  made  effective as  of the 3rd day of
      December, 2004,  between Whistlertel, Inc. and   Trade Winds Telecom, LLC.

      10.16  Bill of Sale and  Assignment,  dated   as  of   December  3,  2004,
      between Trade Winds Telecom LLC and Whistlertel, Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            WHISTLER INVESTMENTS, INC.


                            By /s/ Holly Roseberry
                               ------------------------------

                               Chief Executive Officer

Date: December 8, 2004

EXHIBIT 10.15

                           PURCHASE AND SALE AGREEMENT
                           ---------------------------

                  THIS AGREEMENT made effective as of the 3rd day of December, 2004.

         BETWEEN:

                  WHISTLER INVESTMENTS, INC. a public trading company incorporated under the laws of the State of Nevada, having its registered office in Las Vegas, in the State of Nevada (the "Purchaser")

                                     - and -

                  TRADE WINDS TELECOM, LLC, a private corporation incorporated under the laws of Florida and having its registered office in Ft. Lauderdale, Florida (the "Vendor")


         WHEREAS:

         A. The Vendor owns market convergence products for marketing VOIP services to international users utilizing high-speed Internet connections and the attendant power of Session Initiated Protocol (SIP) call transport and authentication features (more particularly described in Schedule "A" hereto, and collectively referred to herein as the "Assets").

         B. The Purchaser proposes to acquire the right, title and interest in and to the Assets by way of the purchase of 100% (one hundred per cent) of the Assets of the Vendor on the terms and conditions set forth herein.


           NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants herein set forth, the parties hereto have covenanted and agreed as follows:

         In consideration of the premises and their respective covenants contained herein the parties hereto agree as follows:



                                    ARTICLE 1
                                   ----------
                                 INTERPRETATION
                                 --------------

1.1      Definitions
         -----------

         In this Agreement and in any amendments hereto and in all schedules hereto, the following terms shall have the following meaning:

         "Agreement" means this Agreement and any instrument or Schedule which is supplemental or ancillary hereto as the same may be amended in writing from time to time, and the expressions "hereof", "herein", "hereto", "hereunder" and "hereby", and similar expressions refer to this Agreement and not to any particular Article, section, paragraph, sub-paragraph or Schedule;

         "Assets" collectively means the assets owned by the Vendor as described in Schedule A;

         "Closing" means the completion of the sale and purchase of the Assets on the Closing Date as contemplated hereunder;

         "Closing Date" is proposed to be on or before December 10, 2004 (or such other time as the Vendor and the Purchaser may mutually agree);

         "Costs" means all costs relating to the due diligence review and of an independent evaluation of the Assets shall be incurred by the Purchaser ;

         "Damages" has the meaning ascribed thereto in Section 7.4 hereof;

         "Encumbrances" means any mortgage, charge, pledge, hypothecation, security interest, assignment, lien (statutory or otherwise), charge, title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature;

         "Material Contracts" means the all documents relating to the Assets.

         "Purchase Price" means the amount of USD100,000 as ascribed  thereto in
         Section 2.2 hereof;

         "Purchaser Opinion" has the meaning ascribed thereto in Section 6.4 hereof;

         "Time of Closing" means 10:00 a.m. local time in Las Vegas, Nevada on the Closing Date;
                         =

         "Vendor  Opinion"  has the  meaning  ascribed  thereto in  Section  5.3 hereof.

1.2      Interpretation
         --------------
         The division of this Agreement into articles, sections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof or have any legal meaning or effect. The term "Article", "Section", "paragraph", "subparagraph" and "Schedule" followed by a number or letter or both means or refers to the specified Article, Section, paragraph, subparagraph or Schedule to this Agreement.

1.3      Gender and Number
         -----------------
         Unless the context otherwise requires, words importing the singular herein include the plural and vice versa and words importing gender herein include all genders.

1.4      Schedules
         ---------
         All Schedules, attached hereto or referred to herein form part of this Agreement and are hereby expressly incorporated herein by reference.

1.5      Proper Law of Agreement
         -----------------------
         This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and the laws of the United States applicable therein.

1.6      Severability
         ------------
         If any court of competent jurisdiction determines in a final judgment that any provision of this Agreement is invalid or unenforceable it shall not affect the validity or enforceability of any other provision hereof and any such invalid or unenforceable provision shall be deemed to be severable, provided that the invalidity or unenforceability of any one or more provisions which would materially or adversely affect the value of the transaction to either party shall entitle such adversely affected party to terminate this Agreement at any time prior to the Closing.

1.7      Entire Agreement
         ----------------
         This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof. There are no oral warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein. No amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

1.8      Successors and Assigns
         ----------------------
         This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their successors and permitted assigns.


                                    ARTICLE 2
                                   ----------
                                PURCHASE AND SALE
                                -----------------

2.1      Agreement to Purchase and Sell and Purchase Price
         -------------------------------------------------
         Subject to the terms and conditions of this Agreement, the Vendor agrees to transfer, sell and assign to Purchaser, and Purchaser agrees to purchase from the Vendor on the Closing Date, the Assets for the consideration set forth in Section 2.2 below.

2.2      Payment of Purchase Price
         -------------------------
         The consideration the Purchase Price payable by the Purchaser to the Vendor for the Assets shall be comprised of the following:

                  Cash Payment:      USD 100,000 on the Closing Date.

         On the completion of the above payment to the Vendor the Purchaser will have earned a 100% interest in the Assets.


                                    ARTICLE 3
                                   -----------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

3.1      Vendor's Representations and Warranties
         ---------------------------------------
         The Vendor represents and warrants to Purchaser as follows and acknowledges that Purchaser is relying upon such representations and warranties in connection with its acquisition of the Assets:

         (a)      Authority  Relative to the Agreement.  This Agreement has been
                  ------------------------------------
                  (i) duly authorized by all necessary corporate action of the Vendor, and (ii) duly executed and delivered by the Vendor. This Agreement is a valid, binding and enforceable obligation of the Vendor.

         (b)      No  Violation.  The  execution  and delivery of this Agreement
                  --------------
                  and the consummation of the transactions contemplated hereby by the Vendor do not and will not:

                  (i) violate any provision of any agreement or security document to which the Vendor is a party or is bound; or

                  (ii) violate any statute or law or any judgment, decree, order, rule or regulation of any court or governmental authority to which the Vendor or any of its assets are subject.

         (c)      Right to Sell.  The Vendor is the  registered  and  beneficial
                  -------------
                  owner of the Assets, with good and marketable title thereto, free and clear of Encumbrances. The Vendor has full legal right, power and authority to sell, assign and transfer the Assets to the Purchaser free and clear of any Encumbrances and, upon completion of the transactions contemplated hereby, the Purchaser shall have good and valid title to the Assets, free and clear of all Encumbrances.

         (d)      No  Default.  There  exists no  default or event of default or
                  -----------
                  event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default under any Material Contract.

         (e)      Litigation. There is no action, suit, litigation, arbitration,
                  ----------
                  investigation, inquiry or other proceeding in progress, pending or threatened against or relating to the Assets and there is no circumstance, matter or thing known to the Vendor which might give rise to any such proceeding or to any governmental investigation relative to the Assets, and there is not outstanding against the Assets any judgment, decree, injunction, rule or order of any court, government department, commission, agency or arbitrator.

         (f)      Assets.  As at the Closing,  the Assets are  controlled by the
                  ------
                  Vendor, are in good standing and there exists no event of default or event, occurrence, conditions or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default under any other agreement, and all of the covenants to be performed by any party in regards to the Assets have been fully performed.

         (g)      Full  Disclosure.  Neither this  Agreement  nor any  ancillary
                  ----------------
                  agreement to which the Vendor is a party (i) contains any untrue statement of a material fact in respect of the Assets, the affairs, prospects, operations or condition of the Assets, or (ii) omits any statement of a material fact necessary in order to make the statements in respect of the Vendor or the business contained herein or therein not misleading. There is no fact known by the Vendor which materially and adversely affects the affairs, prospects, operations or condition of the Assets which has not been set forth in this Agreement.

3.2      Purchaser's Representations and Warranties
         ------------------------------------------

         Purchaser represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying upon such representations and warranties in connection with its sale of the Assets.

         (a)      Authority  Relative to the Agreement.  This Agreement has been
                  ------------------------------------
                  (i) duly authorized by all necessary corporate action of the Purchaser, and (ii) duly executed and delivered by the Purchaser. This Agreement is a valid, binding and enforceable obligation of the Purchaser.

         (b)      No  Violation.  The  execution  and delivery of this Agreement
                  --------------
                  and the consummation of the transactions contemplated hereby by the Purchaser do not and will not:

                  (i) violate any provision of any agreement or security document to which the Purchaser is a party or by which the Purchaser is bound; or

                  (ii) violate any statute or law or any judgment, decree, order, rule or regulation of any court or governmental authority to which the Purchaser or any of its assets are subject.

         (c)      Incorporation,  Subsistence  and Power.  The Purchaser is duly
                  --------------------------------------
                  incorporated and is validly subsisting under the laws of Nevada and has the corporate power and authority to own its assets and to carry on its business. The Purchaser is registered under applicable corporate legislation in each jurisdiction in which its business or the assets owned by it makes such qualification necessary and has all powers, licenses, franchises and permits which it requires to own its assets and to carry on its business.

         (d)      Consents and Approval of Governmental  Authorities.  Except as
                  --------------------------------------------------
                  contemplated by Article 7 hereof and subject to any documents required to be filed subsequent to Closing by applicable securities legislation, all consents, approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority which are required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or thereby have been made or obtained.


3.3      Survival of Representations and Warranties
         ------------------------------------------
         The representations and warranties contained in Article 3 on the part of the Vendor and the Purchaser, as the case may be, shall survive for a period of two (2) years after Closing, unless prior to the termination of such period, written notice of a claim for breach of any representation or warranty shall have been given by the Purchaser or the Vendor (which notice must specify the claim made) and in such event the Purchaser or the Vendor, as the case may be, shall have no liability except in connection with such claims.

3.4      Scope of Representations
         ------------------------
         No investigations made by or on behalf of the Purchaser or the Vendor, whether under this Article 3 or any other provision of this Agreement or any ancillary agreement, shall have the effect of waiving, diminishing the scope of, or otherwise affecting any representation or warranty made by the Vendor or the Purchaser in this Agreement or any ancillary agreement.


                                    ARTICLE 4
                                    ---------
                            COVENANTS OF THE PARTIES
                            ------------------------

4.1      Covenants of the Vendor
         ------------------------

         After the date hereof and until the Closing Date, the Vendor shall comply with the covenants contained in this Section 4.1.

(a)               Transfer of Assets. The Vendor shall take or cause to be taken
                  ------------------
                  all such actions as are necessary to transfer the Assets, free of all Encumbrances. Any taxes, costs and fees (including, without limitation, all legal and accounting fees) payable by the Vendor in connection with the transfers contemplated hereby shall for the sole account of the Vendor.

         (b)      Performance  of  Conditions.  The  Vendor  shall take all such
                  ---------------------------
                  actions as are within its power and control and shall use its reasonable best efforts to cause other actions to be taken which are not within its power and control, so as to ensure compliance with all of the conditions set forth in Article 5, including without limitation ensuring that during the period which extends to Closing, there is no breach of its representations and warranties.

         (c)      Notice of Untrue  Representation or Warranty. The Vendor shall
                  ----------------------------------------------
                  promptly notify the Purchaser upon any representation or warranty made by it contained in this Agreement or any ancillary agreement becoming untrue or incorrect.

         (d)      Consents.  The Vendor shall use its best efforts  to obtain at
                  --------
                  the earliest practicable date and, in any event, prior to the Closing Date, all consents, authorizations and approvals, and to make all declarations, filings and registrations required to be obtained or made by it pursuant to any transactions contemplated hereby, whether any such consent, authorization or approval, or such declaration, filing or registration, is to be obtained from or made with private parties or governmental or regulatory authorities. To the extent reasonably possible, the Vendor shall avoid taking any action that may materially adversely affect the obtaining of any such consent, authorization or approval.

4.2      Covenants of Purchaser
         ----------------------

         (a)      Consents.  The  Purchaser shall use its best efforts to obtain
                  ---------
                  at the earliest practicable date and, in any event, prior to the Closing Date, all consents, authorizations and approvals, and to make all declarations, filings and registrations required to be obtained or made by it pursuant to any law, regulation, order, agreement or instrument prior to consummating the transactions contemplated hereby, whether any such consent, authorization or approval, or such declaration, filing or registration, is to be obtained from or made with private parties or g overnmental or regulatory authorities, including without limitation any filings registrations or consents required in respect of the Assets. Purchaser shall not take any action that may materially adversely affect the obtaining of any such consent, authorization or approval.

(b) Performance of Conditions. The Purchaser shall take all such actions as are within its power and control and shall use its reasonable best efforts to cause other actions to be taken which are not within its power and control, so as to ensure compliance with all of the conditions set forth in Article 6.,

         (c)      Notice of Untrue  Representation  or Warranty.  The  Purchaser
                  ----------------------------------------------
                  shall promptly notify the Vendor upon any representation or warranty made by it contained in this Agreement or any ancillary agreement becoming untrue or incorrect.

                                    ARTICLE 5
                                   ----------
                     CONDITIONS TO OBLIGATIONS OF PURCHASER
                     --------------------------------------

         The purchase and sale of the Assets is subject to the following conditions to be fulfilled or performed at or prior to the Closing, which conditions are for the exclusive benefit of the Purchaser and may be waived, in whole or in part, by the Purchaser:

5.1      Representations and Warranties True
         -----------------------------------
         The  representations  and warranties of the Vendor contained in Section
3.1 shall be true and accurate as of the date made and at and as of Closing as though such representations and warranties were made again at and as of Closing, except for changes expressly permitted or contemplated by this Agreement, and the Vendor shall deliver to Purchaser a certificate to such effect.

5.2      Performance
         -----------
         The Vendor shall have performed and complied with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

5.3      Legal Opinion
         -------------
         The Purchaser shall before the Closing Date have received opinions of Vendor's and the Company's solicitors (the "Vendor's Opinion"), in form and substance satisfactory to the Purchaser, which shall confirm that the Vendor is the legal and beneficial owner of a 100% interest in and to the Assets, free of all Encumbrances exclusively entitled to the benefits thereof.

5.4      Transfer of Ownership
         ---------------------
         The Purchaser shall on or before the Closing Date have become satisfied that the Purchaser shall have received, by transfer from the Vendor, all applicable licenses, permits and authorizations relating to the Assets and necessary to the use of such assets for the purpose of operating those Assets in the telecommunications industry.

5.5      No Material Adverse Change
         --------------------------
         There shall have occurred no material adverse change in the Assets up to the Closing Date.

5.6      Consents
         --------
         The Purchaser shall have obtained the consent of any regulatory authorities in respect of the transfer of the Assets, on terms acceptable to the Purchaser, acting reasonably. The Purchaser shall use best efforts to obtain such consents prior to Closing.

                                    ARTICLE 6
                                   ----------
                       CONDITIONS TO OBLIGATIONS OF VENDOR
                       -----------------------------------

         The purchase and sale of the Assets is subject to the following conditions to be fulfilled or performed at or prior to the Closing, which conditions are for the exclusive benefit of the Vendor and may be waived, in whole or in part, by the Vendor:

6.1      Representations and Warranties True
         -----------------------------------
         The  representations  and  warranties  of the  Purchaser  contained  in
Section 3.2 shall be true and accurate as of the date made and at and as of the Closing Date as though such representations and warranties were made again at and as of the Closing Date, except for changes expressly permitted or contemplated by this Agreement, and the Purchaser shall deliver to Vendor a certificate to such effect.

6.2      Performance
         -----------
         The Purchaser shall have performed and complied with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to Closing .

6.3      Opinion of Purchaser's Counsel
         ------------------------------
         The Vendor shall have received an opinion of counsel to the Purchaser (the "Purchaser Opinion") substantially in the form of Schedule B hereto, with such amendments thereto as the parties may agree.


                                    ARTICLE 7
                                    ---------
                            TERMINATION AND INDEMNITY
                            -------------------------

7.1      Termination by Purchaser
         ------------------------
         If any of the conditions set forth in Article 5 have not been fulfilled or waived at or prior to Closing or any obligation or covenant of the Vendor to be performed at or prior to Closing has not been observed or performed by such time, the Purchaser may terminate this Agreement by notice in writing to the Vendor, and in such event the Purchaser shall be released from all obligations save and except for its rights and obligations under Sections 7.4 and 7.5, which shall survive. The Vendor shall only be released from its obligations if the condition or conditions for the non-performance of which the Purchaser has terminated this Agreement are not reasonably capable of being performed or caused to be performed by the Vendor. If the Purchaser waives compliance with any of the conditions, obligations or covenants contained in this Agreement, the waiver will be without prejudice to any of its rights of termination in the event of non-fulfillment, non-observance or non-performance of any other condition, obligation or covenant in whole or in part.

7.2      Termination by Vendor
         ---------------------
         If any of the conditions set forth in Article 6 have not been fulfilled or waived at or prior to Closing or any obligation or covenant of the Purchaser to be performed at or prior to Closing have not been observed or performed by such time, the Vendor may terminate this Agreement by notice in writing to the Purchaser, and in such event the Vendor shall be released from all obligations save and except for its obligations under Sections 7.4 and 7.5, which shall survive. The Purchaser shall only be released from its obligations if the condition or conditions for the non-performance of which the Vendor has terminated this Agreement are not reasonably capable of being performed or caused to be performed by the Purchaser. If the Vendor waives compliance with any of the conditions, obligations or covenants contained in this Agreement, the waiver will be without prejudice to any of its rights of termination in the event of non-fulfillment, non-observance or non-performance of any other condition, obligation or covenant in whole or in part.

7.3      Effect of Termination
         ---------------------
         Each party's right of termination under this Article 7 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. Nothing in Article 7 shall limit or affect any other rights or causes of action either the Purchaser or the Vendor may have with respect to the representations, warranties, covenants and indemnities in its favor contained in this Agreement.

7.4      Indemnification in Favor of Purchaser
         -------------------------------------
         The Vendor shall indemnify and save the Purchaser and its respective employees, officers and directors harmless of and from any loss, liability, claim, damage (including incidental and consequential damage but excluding loss of profits) or expense (whether or not involving a third- party claim) including legal expenses (collectively, "Damages") suffered by, imposed upon or asserted against any of the Purchaser's Indemnified Persons as a result of, in respect of, connected with, or arising out of, under, or pursuant to:

         (a) any failure of the Vendor to perform or fulfill any covenant of the Vendor under this Agreement or any ancillary agreement;


         (b) any breach or inaccuracy of any representation or warranty given by the Vendor contained in this Agreement or in any ancillary agreement;

         (c) any facts, circumstances, events, conditions or occurrences in existence on or prior to the Closing Date, relating directly or indirectly to the Assets, even though such Damages may be suffered after the Closing Date except to the extent that the liability in respect thereof (i) has been incurred by the Vendor in the ordinary course, or (ii) is specifically disclosed in this Agreement; and

         (d) the non-compliance of the Assets on or prior to the Closing Date with applicable laws existing at any time on or prior to Closing.

7.5      Indemnification in Favor of the Vendor
         --------------------------------------
         The Purchaser shall indemnify and save the Vendor harmless of and from any Damages suffered by, imposed upon or asserted against the Vendor as a result of, in respect of, connected with, or arising out of, under or pursuant to:

         (a) any failure of the Purchaser to perform or fulfill any covenant of the Purchaser under this Agreement; and

         (b) any breach or inaccuracy of any representation or warranty given by the Purchaser contained in this Agreement.

                  Without limiting the generality of the foregoing, the Purchaser recognizes that the Vendor assumes no liability in respect of loss or damage to persons or property occurring before, on or after the date hereof related to acts or omissions by the Purchaser in respect of the Assets before, on or after the date hereof.

                                    ARTICLE 8
                                    ---------
                                     CLOSING
                                     -------

8.1      Closing
         -------
         The Closing shall take place on the Closing Date at the offices of the Vendor.

8.2      Deliveries at Closing by the Vendor

         The Vendor shall deliver to the Purchaser at the Closing:

         (a) a certified statement representing the Assets duly endorsed for transfer to the Purchaser;

         (b) statement of the Vendor in respect of its representations and warranties under this Agreement;

         (c)      the Vendor Opinion;

         (d) records pertaining to the Assets and such other certificates and instruments as may be provided for herein; and

         (e) such other documents and instruments as the Purchaser or its solicitors may reasonably require.

8.3      Deliveries at Closing by Purchaser
         ----------------------------------
         The Purchaser shall deliver to the Vendor at the Closing:

         (a) certified resolutions of the directors of the Purchaser authorizing the purchase of the transactions contemplated by this Agreement;

         (b) statement of an officer of the Purchaser in respect of its representations and warranties under this Agreement;

         (c) a certified cheque or bank draft in the amount of the cash payment required under paragraph 2.2 hereof;

         (d)      the Purchaser Opinion;

         (e) such other certificates and instruments as may be provided for herein; and

         (f) such other documents and instruments as the Vendor or its solicitors may reasonably require.


                                    ARTICLE 9
                                    ---------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

9.1      Waiver and Compliance
         ---------------------
         Any failure of the Vendor or Purchaser, as the case may be, to comply with any obligation, covenant or condition contained herein may be expressly waived by the other party but such waiver or failure to insist upon strict compliance shall not operate as a waiver of, or with respect to, any subsequent or other failure.

9.2      Expenses
         --------
         The Purchaser shall pay its own expenses and the Vendor shall pay its own expenses incident to preparing for, entering into and carrying out the transactions contemplated by this Agreement.

9.3      Notices
         -------
         All notices, requests, demands, waivers and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by sending same by facsimile communication or other similar form of communication to the following addresses:

         (a)      Whistler Investments Inc.
                  Suite 144, 5001 East Bonanza Road
                  Las Vegas, Nevada  89110
                  Attn:  Holly Roseberry, President

         (b)      Trade Winds Telecom, LLC

                  3038 North Federal Highway, Suite D-200
                  Ft. Lauderdale, Florida 33306
                  Attn: Alison Banister

         Any such notice, waiver other document shall (i) if delivered, be deemed to have been given or made at the time of delivery; and (ii) if sent by fax or other similar form of communication, be deemed to have been given or made at the time in which it was successfully transmitted. Any party hereto may change the address for service by giving notice thereof to the other parties hereto in accordance with this Section 9.4.

9.4      Time of the Essence
         -------------------
         Time shall be of the essence of this Agreement.

9.5      Counterparts
         ------------
         This Agreement may be executed in as many counterparts as may be necessary, or by facsimile, each of which so signed shall be deemed to be an original, and such counterparts or facsimiles together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

9.6      Facsimile Transmission
         ----------------------
         This Agreement may be executed and delivered by facsimile transmission and the parties may rely on all such facsimile signatures as though such facsimile signatures were original signatures.

9.7      Assignment
         ----------
         Neither party shall have the authority to assign its rights or obligations under this Agreement to any other person except with the consent of all parties hereto.

9.8      Arbitration
         -----------
         Notwithstanding anything to the contrary in this Agreement, all claims for monetary damages and disputes relating in any way to the performance, interpretation, validity, or breach of this Agreement shall be referred to final and binding arbitration, before a single arbitrator, under the commercial arbitration rules of the American Arbitration Association in Las Vegas, Nevada. The arbitrator shall be selected by the parties and if the parties are unable to reach agreement on selection of the arbitrator within 10 days after the notice of arbitration is served, then the arbitrator will be selected by the American Arbitration Association. All documents, materials, and information in the possession of a party to this Agreement and in any way relevant to the claims or disputes shall be made available to the other parties for review and copying not later than 60 days after the notice of arbitration is served. To the extent that a party would be required to make confidential information available to any other, an agreement or an order shall be entered in the proceeding protecting the confidentiality of and limiting access to such information before a party is required to produce such information. Information produced by a party shall be used exclusively in the arbitration or litigation that may arise, and shall not otherwise be disclosed. In no event shall a party be entitled to punitive damages in any arbitration or judicial proceeding and all parties hereby waive their rights to any punitive damages. In the event an arbitration panel or a court concludes that the punitive damages waiver contained in the previous sentence is unenforceable, then the parties agree that the court with subject matter jurisdiction over the confirmation of the award shall have sole and exclusive jurisdiction to determine issues of entitlement and amount of punitive damages. The arbitrator shall NOT have subject matter jurisdiction to decide any issues relating to the statute of limitations or to any request for injunctive relief, and the parties hereby stipulate to stay the arbitration proceeding (without the need of a bond) until any such issues in dispute are resolved. Judgment upon the award rendered by the arbitrator shall be final, binding and conclusive upon the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns, and may be entered in any court of competent jurisdiction.


9.9      Enforcement Costs
         -----------------
         If any civil action, arbitration or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action, arbitration or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.


         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on December 3, 2004.


                                                     WHISTLER INVESTMENTS, INC.


                                                         /s/ Holly Roseberry
                                                Per: __________________________
                                                     Holly Roseberry, President



                                                     TRADE WINDS TELECOM LLC.


                                                            /s/ Alison Banister
                                                Per: __________________________
                                                            Alison Banister

                                   SCHEDULE A

(ii)     DESCRIPTION OF ASSETS




1.)      IP Provisioning & CPE monitoring Software - 100% Customized platform

2.)      IP Analyzer Program - 100% Customized platform

3.)      Online Partner/Agent Ordering Software -Modified Shopping cart software

4.)      Online Order Administration Software - Modified Shopping cart software

5.)      Online Partners Commission Software - 100% Customized (In-work)

6.)      Trade Winds Telecom Website - 100% Customized
7.)      Equipment   Inventory  on  hand  7  (seven)  "SPA-2000"  units  (Value:
         USD$82.25 ea.) as of Closing Date
8.)    Total of 99 subscribers as of Nov. 30, 2004
9.)    Subscriber Prepaid Balance total of $2,065.44
10.)  Total of 14 demo units out in the field, mostly in Peru and Chile



EXHIBIT 10.16




                           BILL OF SALE AND ASSIGNMENT

                  BILL OF SALE AND ASSIGNMENT, dated as of December 3, 2004, between Trade Winds Telecom LLC ("Assignor") and Whistlertel, Inc. ("Assignee").

                  WHEREAS:

                  A. Assignee wishes to purchase certain assets (the "Assets") of Assignor and Assignor is willing to sell and assign such assets to Assignee;

                  B.  Assignee  will   assume  no   liabilities  of  Assignor in
                      connection  with the purchase of the Assets; and

                  C. The parties have entered into a Purchase and Sale Agreement,dated as of December 3, 2004 (the "Agreement"), providing for the terms of the purchase of the Assets by Assignee.

                  NOW, THEREFORE, for the sum of $100,000 and other good and valuable consideration in hand, receipt of which is hereby acknowledged, the undersigned Assignor does hereby sell, assign, transfer and set over unto Assignee, its legal representatives, successors, and assigns, all of Assignor's right, title and interest in and to the following assets:

(iii)    TRADE WINDS TELECOM LLC ASSETS


7.)      IP Provisioning & CPE monitoring Software - 100% Customized platform

8.)      IP Analyzer Program - 100% Customized platform

9.)      Online Partner/Agent Ordering Software- Modified Shopping cart software

10.)     Online Order Administration Software - Modified Shopping cart software

11.)     Online Partners Commission Software - 100% Customized (In-work)

12.)     Trade Winds Telecom Website - 100% Customized

7.)      Equipment  Inventory  on  hand  7  (seven)   "SPA-2000"  units  (Value:
         USD$82.25 ea.) as of Closing Date
8.)    Total of 99 subscribers as of Nov. 30, 2004
9.)    Subscriber Prepaid Balance total of $2,065.44
10.)  Total of 14 demo units out in the field, mostly in Peru and Chile






IN WITNESS WHEREOF, the parties have executed this Bill of Sale and Assignment as of the date first above written.



TRADE WINDS TELECOM LLC                WHISTLERTEL, INC.
(Assignor)                             (Assignee)


     /s/ Alison Banister                /s/ Holly Roseberry
By:________________________           By:______________________________________
                                        Holly Roseberry, Chief Executive Officer

             Dec. 3, 2004                              12-3-04
Date signed: _____________            Date signed:_______________________